                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 20, 2004


                      ELECTRONIC TELE-COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

             Wisconsin                0-13981                39-1357760
     (State of Incorporation) (Commission File Number) (IRS Employer ID No.)

                               1915 MacArthur Road
                               Waukesha, WI 53188
              (Address of Principal Executive Offices and Zip Code)

Registrant's Telephone Number:  (262) 542-5600

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.              Description

99.1 Press Release of Electronic Tele-Communications, Inc., dated February 20, 2004.

Item 9.  Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.

On February 20, 2004, Electronic Tele-Communications, Inc. issued a press release announcing its fourth quarter and year-end 2003 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELECTRONIC TELE-COMMUNICATIONS, INC.



Date: February 20, 2004                     /s/ Jeffrey M. Nigl
                                            ------------------------------------
                                            Vice President, Treasurer & Chief
                                            Financial Officer

                                  EXHIBIT INDEX


Exhibit No.        Description

99.1 Press Release of Electronic Tele-Communications, Inc., dated February 20, 2004.

















































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